SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31,
2002

                PENNROCK FINANCIAL SERVICES CORP.
      (Exact name of registrant as specified in its charter)

        Pennsylvania                0-15040        23-2400021
(State or other jurisdiction      (Commission     (IRS Employer
      of incorporation           File Number)      Ident. No.)

    1060 Main Street, Blue Ball, PA                     17560
(Address of principal executive office)               (Zip Code)

Registrant's telephone number, including area code (717) 354-
4545

                               N/A
  (Former name or former address, if changes since last report)



Item 5.  Other Events.

     The press release of PennRock Financial Services Corp. dated October 31, 2002 and attached hereto as Exhibit 99, which press release relates to the acquisition by the registrant of Pension Consulting Services, Inc., a third party retirement plan administrator.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              The following exhibits are filed herewith:

Exhibit                                                    Page
 Number   Description                                     Number

   99     Press Release, dated October 31, 2002, of
          PennRock Financial Services Corp.                  3

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PENNROCK FINANCIAL SERVICES CORP.


                              By:/s/George B. Crisp
..................................-------------------------------
                                 George B. Crisp,
                                 Senior Vice President and
                                 Treasurer

Dated:  October 31, 2002